UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2008 (October 4, 2008)

SOLERA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33461	20-4552341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15030 Avenue of Science

San Diego, California 92128

(Address of principal executive offices, including Zip Code)

(858) 724-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) on Form 8-K/A amends the Current Report on Form 8-K filed by Solera Holdings, Inc. (the “Company”) with the Securities and Exchange Commission on October 9, 2008 (the “Original Filing”). Exhibit 3.1 to the Original Filing is a copy of the Company’s amended and restated bylaws adopted by the Company’s Board of Directors on October 4, 2008 (the “Bylaws”). Article VI, Section 5 of the Bylaws filed as Exhibit 3.1 to the Original Filing mistakenly sets forth that the Company’s fiscal year end is December 31; whereas, the Company’s fiscal year end has been and continues to be June 30. The purpose of this Amendment is to file a corrected version of the Bylaws which indicates that the fiscal year end is June 30.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Solera Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLERA HOLDINGS, INC.

/s/ JASON M. BRADY
Date: October 14, 2008	Name: Jason M. Brady
Title: Senior Vice President, General Counsel and Secretary